Exhibit 10 (xvi)

FIRST AMENDMENT TO
REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of May 24, 2002 (this “Amendment”), by and among NDC HEALTH CORPORATION, a Delaware corporation (the “Borrower”), SUNTRUST BANK, a Georgia banking corporation (“SunTrust”), the other banks and lending institutions from time to time party thereto (SunTrust and such other banks and lending institutions, individually a “Lender” and collectively, the “Lenders”), SunTrust in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), as Issuing Bank (the “Issuing Bank”), and as Swingline Lender (the “Swingline Lender”), BANK OF AMERICA, N.A., in its capacity as Syndication Agent (the “Syndication Agent”), and WACHOVIA BANK, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, in their capacities as Co-Documentation Agents (the “Co-Documentation Agents”).

W I T N E S S E T H :

WHEREAS, Borrower, Lenders, Administrative Agent, Issuing Bank, Swingline Lender, Syndication Agent and Co-Documentation Agents are parties to that certain Revolving Credit Agreement, dated as of May 1, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Administrative Agent and Lenders agree to amend the Credit Agreement so as to make certain changes in the terms and conditions of the Credit Agreement as are more fully set forth herein.;

NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound:

1.    Definitions.    Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

2.    Amendment to Section 1.1 of the Credit Agreement.    Section 1.1 of the Credit Agreement is hereby amended by adding the following as new definitions in proper alphabetical order:

“Scriptline Acquisition” shall mean the Acquisition by Borrower of the selected assets of Scriptline, a business unit of ArcLight Systems LLC, pursuant to an Asset Purchase Agreement dated as of May 2002, between ArcLight Systems LLC and Borrower, to be consummated on or prior to May 31, 2002.

“TechRx Phase I Acquisition” shall mean the Acquisition by Borrower of a majority of the ownership interest of TechRx, Inc. pursuant to a Stock Purchase Agreement dated as of May

2002, between TechRx, Inc. and Borrower, to be consummated on or prior to May 31, 2002.

3.    Amendment to Section 6.4 of the Credit Agreement.    Section 6.4 of the Credit Agreement is hereby amended by deleting such Section 6.4 in its entirety and substituting the following in lieu thereof:

Section 6.4    Capital Expenditures.    The Borrower and its Subsidiaries may make Capital Expenditures during any Fiscal Year in an amount not to exceed (i) $57,200,000 for the Fiscal Year ending May 30, 2003; (ii) $45,500,000 for the Fiscal Year ending May 31, 2004; and (iii) $48,500,000 for the Fiscal Year ending May 31, 2005; provided, however, commencing with the Fiscal Year ending May 30, 2003, if the actual aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during any Fiscal Year (the “Current CapEx”) is less than the respective limit specified above for such Fiscal Year (the “Specified CapEx”), then the applicable limit for the immediately succeeding Fiscal Year shall be increased by an amount equal to the difference between the Current CapEx and the Specified CapEx (the “Carryover Amount”). For purposes of this Section 6.4 Capital Expenditures made by the Borrower in any Fiscal Year shall be deemed to be made first with Specified CapEx for such Fiscal Year, then, from the Carryover Amount, if any. No Carryover Amount may be carried over, however, beyond the immediately succeeding Fiscal Year.

4.    Amendment to Section 7.4(b) of the Credit Agreement.    Subsection 7.4(b) of the Credit Agreement is hereby amended by deleting such subsection 7.4(b) in its entirety and substituting the following in lieu thereof:

(b)    Without the prior written consent of the Required Lenders, the Borrower will not, nor will it permit any of its Subsidiaries to, acquire, whether directly or through the purchase of stock, convertible notes or otherwise, or otherwise acquire any assets, other than (A) the Investments permitted by Section 7.4(a); (B) the assets of one of its Subsidiaries; (C) fixed assets (which fixed assets do not constitute all or substantially all of the assets of the Person from whom such assets are acquired) or (D) Acquisitions, to the extent permitted in Section 7.4(c) below.

5.  Amendment to Section 7.4 of the Credit Agreement.    Section 7.4 of the Credit Agreement is hereby amended by adding the following new subsection 7.4(c):

(c)    Without the prior written consent of the Required Lenders, the Borrower will not effect any Acquisitions, unless, in each case (A) such Acquisition is of a business which is similar (as to product sold or service rendered) to the Borrower’s or any relevant Subsidiary’s; (B) such Acquisition is made upon a negotiated basis with the approval of the board of directors of the Person to be acquired, or of the percentage of ownership interests required by the charter documents of such Person to approve any such Acquisition; (C) no Default or Event of Default shall be in existence or be caused thereby which has not been

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specifically waived in writing pursuant to Section 10.2 (and, if requested by the Administrative Agent, the Borrower has provided to the Administrative Agent a certificate to such effect, with supporting calculations of the financial covenants set forth in Sections 6.1 and 6.2 on a pro forma basis for the most recent four fiscal quarters of the Borrower for which financial statements (annual or quarterly) are available after giving effect to such Acquisition as of the first day of such period, and the financial covenant set forth in Section 6.3 on a pro forma basis as of the end of the most recent fiscal quarter of the Borrower for which financial statements (annual or quarterly) are available after giving effect to such Acquisition as of the end of such fiscal quarter); and (D) (x) if the Borrower fails to prepay the Loans pursuant to Section 2.12 in an aggregate amount in excess of $50,000,000 during the 12 month period following the later of the consummation of the TechRx Phase I Acquisition or the Scriptline Acquisition (the “Post Acquisition Period”), the then-current market value of all Capital Stock of the Borrower given as consideration in such Acquisition, if any, together with the aggregate value of all such Capital Stock given in respect of all other Acquisitions made shall not exceed $50,000,000 or (y) if the Borrower shall prepay the Loans pursuant to Section 2.12 in an aggregate amount in excess of $50,000,000 during the Post Acquisition Period, (i) the total amount of cash consideration paid, and Indebtedness assumed or otherwise becoming part of Consolidated Total Debt in such Acquisition shall not exceed $15,000,000, individually, or when aggregated with such cash consideration and assumed Indebtedness in respect of all other Acquisitions made during the Post Acquisition Period shall not exceed $25,000,000; and (ii) the then-current market value of all Capital Stock of the Borrower given as consideration in such Acquisition, if any, together with the aggregate value of all such Capital Stock given in respect of all other Acquisitions made during the Post Acquisition Period shall not exceed $50,000,000; provided, notwithstanding the foregoing, the Borrower shall in no case be allowed to effect more than two Acquisitions during the Post Acquisition Period.

Provided, further, in addition to the foregoing, the Borrower may effect up to four Acquisitions per Fiscal Year during the twenty-four (24) month period following the Post Acquisition Period, provided, in each case such Acquisition (x) complies with the requirements of Sections 7.4(c)(A), (B) and (C); (y) the total amount of cash consideration paid, and Indebtedness assumed or otherwise becoming part of Consolidated Total Debt in such Acquisition shall not exceed $50,000,000, individually, or when aggregated with such cash consideration and assumed Indebtedness in respect of all other Acquisitions made during the then-current Fiscal Year shall not exceed $75,000,000; and (z) the then-current market value of all Capital Stock of the Borrower given as consideration in such Acquisition, if any, together with the aggregate value of all such Capital Stock given in respect of all other Acquisitions made during the then-current Fiscal Year shall not exceed $75,000,000.

Provided, further, notwithstanding the foregoing, the Borrower may effect the TechRx Phase I Acquisition and the Scriptline Acquisition, provided, in each

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case such Acquisition (w) complies with the requirements of Sections 7.4(c)(A), (B) and (C); (x) the total amount of cash consideration paid, and Indebtedness assumed or otherwise becoming part of Consolidated Total Debt (i) for the TechRx Phase I Acquisition shall not exceed $54,000,000 and (ii) for the Scriptline Acquisition shall not exceed $81,000,000; (y) the then-current market value of all Capital Stock of the Borrower given as consideration (i) for the TechRx Phase I Acquisition, if any, shall not exceed $12,000,000 and (ii) for the Scriptline Acquisition shall not exceed $0; and (z) each such Acquisition shall occur on or before May 31, 2002.

6.    Conditions to Effectiveness of Amendment.    This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a)    Administrative Agent shall have received a duly executed counterpart of this Amendment executed by the Borrower and the Required Lenders;

(b)    Administrative Agent shall have received duly executed counterparts of the Reaffirmation of Guarantee in the form attached hereto, executed by each Subsidiary Guarantor; and

(c)    Borrower shall have paid all other fees and reasonable costs and expenses of the Arranger and the Administrative Agent incurred in connection with this Amendment, including without limitation the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent.

7.    Representations and Warranties.    The Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

(a)    the execution, delivery and performance of this Amendment (i) is within Borrower’s corporate power; (ii) has been duly authorized by all necessary corporate and shareholder action; (iii) does not require the consent, approval, authorization of, or registration or filing with, any Person under any material Contractual Obligation, with any Person under the organizational documents of Borrower or any Subsidiary Guarantor, or with any Governmental Authority other than such consents, approvals, authorizations, registrations or filings which have been made or obtained and are in full force and effect, and (iv) will not violate any Requirement of Law or cause a breach or default under Borrower’s or any Subsidiary Guarantor’s Contractual Obligations or organizational documents except as could not reasonably be expected to have a Materially Adverse Effect;

(b)    this Amendment has been duly executed and delivered for the benefit or on behalf of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general, and by general principles of equity; and

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(c)    after giving effect to this Amendment, all of the representations and warranties set forth in Article IV of the Credit Agreement, except for changes expressly permitted herein and except to the extent such representations and warranties relate solely to an earlier date, are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

8.    Survival.    Except as expressly provided herein, the Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

9.    Effect of Amendment.    From and after the date hereof, references to the Credit Agreement shall be references to the Credit Agreement as amended hereby.

10.    Entire Understanding.    This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 12.02 of the Credit Agreement.

11.    GOVERNING LAW.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

12.    Counterparts.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

NDCHEALTH CORPORATION as Borrower

By
Name: Randolph L.M. Hutto Title: Executive Vice President & CFO

[SEAL]

SUNTRUST BANK as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By
Name: Title:

BANK OF AMERICA, N.A., as Syndication Agent

By
Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By
Name:
Title:

U.S. BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By
Name:
Title:

LASALLE BANK, N.A., as a Lender

By
Name:
Title:

KEY CORPORATE CAPITAL, INC., as a Lender

By
Name:
Title:

REGIONS BANK, as a Lender

By
Name:
Title:

COMERICA BANK, as a Lender

By
Name:
Title:

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned, being a Subsidiary Guarantor of the Obligations of NDCHealth Corporation (“Borrower”) to the Lenders (as defined below) under that certain Revolving Credit Agreement, dated as of May 1, 2002 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the respective meanings assigned to such term in the Credit Agreement) by and among the Borrower, SunTrust Bank, (“SunTrust”), the other banks and lending institutions from time to time party thereto (SunTrust and such other banks and lending institutions, individually a “Lender” and collectively, the “Lenders”), SunTrust in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), as Issuing Bank (the “Issuing Bank”), and as Swingline Lender (the “Swingline Lender”), Bank of America, N.A., in its capacity as Syndication Agent (the “Syndication Agent”), and Wachovia Bank, National Association and U.S. Bank National Association, in their capacities as Co-Documentation Agents (the “Co-Documentation Agents”), hereby (a) acknowledges its receipt of a copy of the within and foregoing First Amendment to Revolving Credit Agreement (“First Amendment”), (b) consents thereto and agrees to be bound thereby and (c) agrees that its guaranty of the Obligations of Borrower to the Lenders shall continue in full force and effect from and after the execution and delivery by Borrower and the Lenders of the First Amendment, without diminution or impairment.

IN WITNESS WHEREOF, each of the undersigned has caused this acknowledgment to be executed under seal by their respective officers thereunto duly authorized, as of May 23, 2002.

NDC HEALTH INFORMATION SERVICES (ARIZONA) INC., as Guarantor

By:
Name: Randolph L.M. Hutto Title: Executive Vice President & CFO

SOURCE INFORMATICS INC., as Guarantor

By:
Name: Randolph L.M. Hutto Title: Executive Vice President & CFO

THE COMPUTER PLACE, INC., as Guarantor

By:
Name: Randolph L.M. Hutto Title: Executive Vice President & CFO